UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On March 2, 2009, Anesiva, Inc. (“Anesiva” or the “Company”) delivered a written notice of termination, effective immediately, of the Stock Purchase Agreement (the “Purchase Agreement”) dated June 19, 2006, as amended on March 24, 2008, by and between the Company and Azimuth Opportunity Ltd. (“Azimuth”), in accordance with the terms of the Purchase Agreement. A description of the material terms of the Purchase Agreement can be found under Item 1.01 in the Form 8-K filed by the Company on June 20, 2006 and such description is incorporated herein by reference.

The Company terminated the Purchase Agreement due to it not meeting the minimum requirements necessary to require Azimuth to purchase the Company’s common stock pursuant to the terms of the Purchase Agreement. The Company paid no fees or penalties in connection with its early termination of the Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2009, Anesiva issued and sold securities (the “Securities”) in the amount of $2.0 million pursuant to a subsequent closing pursuant to the terms and conditions of the securities purchase agreement (the “Agreement”) which was entered into on January 20, 2009 with Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP (each an “Investor” and collectively, the “Investors”). After the subsequent closing, the Company has received an aggregate amount of $5.0 million under the Agreement. A description of the material terms of the Agreement and the Securities was previously disclosed under Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2009, and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The Securities described in Item 2.03 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”). The Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning its operations and financial condition, that the Investors are acquiring the Securities for their own account and not with a view to the distribution thereof, and that the Investors are “accredited investors” as defined by Rule 501 promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2009	ANESIVA, INC.

	By:	/s/ John H. Tran
John H. Tran
Vice President, Finance and Corporate Controller